CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/05

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Vanderbilt Zips Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 9.0% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	224
Total Outstanding Loan Balance	$20,009,134*	Min	Max
Average Loan Current Balance	$89,326	$9,990	$571,200
Weighted Average Original LTV	82.7%**
Weighted Average Coupon	7.95%	5.39%	14.58%
Arm Weighted Average Coupon	7.78%
Fixed Weighted Average Coupon	8.87%
Weighted Average Margin	6.46%	4.39%	9.25%
Weighted Average FICO (Non-Zero)	616
Weighted Average Age (Months)	4
% First Liens	96.0%
% Second Liens	4.0%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	1	135,758	0.7	5.39	80.0	622
5.51 - 6.00	2	405,700	2.0	5.81	80.0	655
6.01 - 6.50	10	1,558,841	7.8	6.35	79.9	651
6.51 - 7.00	30	3,491,067	17.4	6.81	79.3	633
7.01 - 7.50	27	3,607,452	18.0	7.30	77.1	619
7.51 - 8.00	31	3,072,845	15.4	7.75	84.1	614
8.01 - 8.50	25	2,365,097	11.8	8.33	86.3	600
8.51 - 9.00	22	2,067,983	10.3	8.75	84.9	618
9.01 - 9.50	9	665,998	3.3	9.33	87.0	589
9.51 - 10.00	12	776,468	3.9	9.71	88.9	593
10.01 - 10.50	15	787,093	3.9	10.29	91.6	593
10.51 - 11.00	9	323,737	1.6	10.80	91.9	552
11.01 - 11.50	17	366,956	1.8	11.33	88.3	583
11.51 - 12.00	3	87,746	0.4	11.78	84.9	607
12.01 - 12.50	9	234,759	1.2	12.39	86.5	567
14.01 - 14.50	1	37,200	0.2	14.13	65.0	580
14.51 >=	1	24,437	0.1	14.58	80.0	636
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
451 - 475	2	139,544	0.7	10.83	86.4	469
476 - 500	1	25,791	0.1	11.49	67.5	486
501 - 525	5	456,233	2.3	9.57	78.1	508
526 - 550	7	653,499	3.3	8.91	80.9	541
551 - 575	27	2,700,027	13.5	8.40	75.8	565
576 - 600	55	4,140,703	20.7	8.23	84.9	587
601 - 625	40	3,607,158	18.0	7.64	84.8	615
626 - 650	40	3,919,688	19.6	7.70	84.4	642
651 - 675	20	2,026,945	10.1	7.27	81.5	658
676 - 700	15	1,207,932	6.0	7.77	80.2	685
701 - 725	10	943,697	4.7	7.25	83.4	712
726 - 750	2	187,918	0.9	8.58	98.1	735
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	53	1,183,737	5.9	11.18	90.3	605
50,001 - 100,000	102	7,708,907	38.5	8.03	82.5	613
100,001 - 150,000	44	5,227,777	26.1	7.79	84.4	626
150,001 - 200,000	14	2,335,918	11.7	7.76	87.0	609
200,001 - 250,000	4	902,750	4.5	7.64	75.1	604
250,001 - 300,000	2	504,039	2.5	7.15	79.8	599
300,001 - 350,000	1	310,100	1.5	5.75	80.0	653
350,001 - 400,000	2	759,951	3.8	7.12	59.6	580
500,001 - 550,000	1	504,754	2.5	6.34	80.0	650
550,001 - 600,000	1	571,200	2.9	7.20	85.0	650
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	3	515,338	2.6	7.29	31.7	597
55.01 - 60.00	1	54,460	0.3	6.99	57.4	660
60.01 - 65.00	7	585,819	2.9	8.17	62.9	583
65.01 - 70.00	7	332,100	1.7	9.67	68.6	548
70.01 - 75.00	6	427,352	2.1	7.34	73.7	641
75.01 - 80.00	83	9,454,208	47.2	7.40	79.8	625
80.01 - 85.00	21	2,212,097	11.1	8.59	84.8	618
85.01 - 90.00	36	3,691,984	18.5	8.07	89.8	590
90.01 - 95.00	7	712,280	3.6	8.34	94.9	617
95.01 - 100.00	53	2,023,496	10.1	9.44	100.0	636
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	57	3,948,754	19.7	8.38	86.8	624
1.0	3	255,694	1.3	9.29	94.5	578
2.0	100	9,459,717	47.3	7.86	83.0	614
3.0	59	5,893,079	29.5	7.78	79.6	612
5.0	5	451,890	2.3	7.62	74.0	653
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	172	14,512,350	72.5	7.91	84.0	608
Reduced	24	2,401,619	12.0	7.64	81.9	639
Stated Income / Stated Assets	28	3,095,165	15.5	8.36	77.0	635
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	200	18,249,096	91.2	7.88	82.8	615
Investor	24	1,760,038	8.8	8.62	81.9	623
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	76	7,229,253	36.1	7.73	82.7	617
Michigan	53	4,300,485	21.5	8.25	78.8	608
North Carolina	25	2,441,632	12.2	8.32	85.2	625
Indiana	28	2,372,046	11.9	7.65	82.8	618
Tennessee	17	1,612,837	8.1	7.49	83.5	632
New York	9	665,757	3.3	8.97	84.5	611
Iowa	1	390,530	2.0	6.99	90.0	584
South Carolina	4	314,564	1.6	8.24	87.6	600
Mississippi	4	180,904	0.9	9.25	90.2	584
Florida	1	157,500	0.8	6.99	90.0	587
Texas	2	144,935	0.7	10.00	87.3	577
Illinois	1	102,973	0.5	7.60	80.0	617
Alabama	2	77,858	0.4	9.01	86.2	717
Pennsylvania	1	17,859	0.1	10.24	100.0	639
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	156	13,003,395	65.0	8.01	84.9	621
Refinance - Rate Term	9	674,246	3.4	9.17	79.7	570
Refinance - Cashout	59	6,331,493	31.6	7.68	78.5	611
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	128	13,545,651	67.7	7.84	82.1	611
Arm 2/28 - Balloon 40/30	8	1,194,571	6.0	6.62	82.2	641
Arm 3/27	19	1,730,668	8.6	8.40	83.1	625
Arm 5/25	3	426,877	2.1	6.71	80.0	656
B15/30	10	306,000	1.5	9.88	86.3	662
Fixed Rate	56	2,805,367	14.0	8.76	85.4	613
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	207	18,538,091	92.6	7.96	82.7	615
PUD	6	725,384	3.6	7.20	82.4	635
Condo	4	353,536	1.8	7.60	82.0	610
2 Family	5	274,866	1.4	8.90	84.2	621
3-4 Family	2	117,257	0.6	10.12	81.5	641
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	1	135,758	0.8	5.39	80.0	622
4.51 - 5.00	1	310,100	1.8	5.75	80.0	653
5.01 - 5.50	9	1,486,084	8.8	6.38	79.5	648
5.51 - 6.00	40	3,591,796	21.3	7.36	82.0	616
6.01 - 6.50	30	3,745,868	22.2	7.41	76.7	615
6.51 - 7.00	46	4,853,374	28.7	8.30	85.7	609
7.01 - 7.50	16	1,473,781	8.7	8.67	86.3	605
7.51 - 8.00	8	813,273	4.8	9.06	84.9	610
8.01 - 8.50	3	218,217	1.3	9.23	83.8	598
8.51 >=	4	269,516	1.6	10.55	83.4	595
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	8	361,684	2.1	11.44	79.6	578
4 - 6	3	82,711	0.5	12.80	70.2	563
16 - 18	1	118,442	0.7	10.20	95.0	551
19 - 21	43	4,836,039	28.6	7.72	84.7	606
22 - 24	87	9,587,403	56.7	7.64	80.8	619
31 - 33	4	670,133	4.0	7.13	80.9	621
34 - 36	9	814,479	4.8	8.36	85.9	637
37 >=	3	426,877	2.5	6.71	80.0	656
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	1	135,758	0.8	5.39	80.0	622
11.51 - 12.00	1	95,600	0.6	5.99	80.0	660
12.01 - 12.50	8	1,404,556	8.3	6.37	79.5	650
12.51 - 13.00	24	3,092,410	18.3	6.70	79.1	630
13.01 - 13.50	21	2,725,761	16.1	7.28	75.9	627
13.51 - 14.00	20	1,976,988	11.7	7.67	85.4	619
14.01 - 14.50	16	1,976,577	11.7	7.89	86.9	596
14.51 - 15.00	18	1,616,294	9.6	8.28	84.1	609
15.01 - 15.50	14	1,214,901	7.2	8.49	86.2	615
15.51 - 16.00	11	921,793	5.5	8.87	86.0	614
16.01 - 16.50	6	578,886	3.4	9.69	85.1	559
16.51 - 17.00	4	337,499	2.0	9.83	84.3	549
17.01 - 17.50	4	425,820	2.5	10.36	89.4	593
17.51 - 18.00	2	110,671	0.7	11.10	88.2	596
18.01 >=	8	284,253	1.7	12.19	73.5	552
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.50	1	135,758	0.8	5.39	80.0	622
5.51 - 6.00	2	405,700	2.4	5.81	80.0	655
6.01 - 6.50	9	1,471,992	8.7	6.36	79.9	647
6.51 - 7.00	25	2,923,838	17.3	6.80	79.0	627
7.01 - 7.50	27	3,621,777	21.4	7.34	77.6	619
7.51 - 8.00	27	2,599,642	15.4	7.74	85.7	617
8.01 - 8.50	21	2,061,284	12.2	8.34	87.5	601
8.51 - 9.00	18	1,588,614	9.4	8.74	84.2	612
9.01 - 9.50	5	522,978	3.1	9.35	87.6	591
9.51 - 10.00	5	472,295	2.8	9.66	85.7	579
10.01 - 10.50	6	578,119	3.4	10.22	88.6	576
10.51 - 11.00	2	122,183	0.7	10.67	85.9	526
11.01 - 11.50	4	211,291	1.3	11.22	79.6	580
11.51 - 12.00	2	63,588	0.4	11.69	79.2	597
12.01 - 12.50	2	57,072	0.3	12.34	69.3	554
12.51 >=	2	61,637	0.4	14.30	70.9	602
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	2	347,300	2.1	6.65	78.4	645
2.00	26	3,223,968	19.1	7.64	84.9	602
3.00	130	13,326,499	78.9	7.84	81.6	618
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	79	8,735,538	51.7	7.49	79.5	630
1.50	50	5,545,065	32.8	8.02	84.7	605
2.00	29	2,617,164	15.5	8.25	85.6	591
Total:	158	16,897,767	100.0	7.78	82.2	616

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	214	18,217,614	91.0	8.06	82.7	613
60	10	1,791,520	9.0	6.80	82.3	650
Total:	224	20,009,134	100.0	7.95	82.7	616

*

Note, for second liens, CLTV is employed in this calculation.